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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (file No. 333-24767) of PMC Commercial Trust of our reports dated March 11, 2003, except for Note 18, as to which the date is March 27, 2003, relating to the consolidated financial statements and the financial statement schedules, which appear in this Form 10-K.


PricewaterhouseCoopers LLP
Dallas, Texas
March 31, 2003